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                                                                    Exhibit (24)


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, SUNDSTRAND CORPORATION, a Delaware corporation, does hereby nominate, constitute and appoint ROBERT H. JENKINS and PAUL DONOVAN, and either or both of them, as its true and lawful attorneys-in-fact, in its name and on its behalf to file with the Securities and Exchange Commission the Annual Report on Form 10-K of said Corporation for the year ended December 31, 1997, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

     That each of the undersigned directors and officers of said Corporation does hereby nominate, constitute and appoint ROBERT H. JENKINS and PAUL DONOVAN, and either or both of them, as his true and lawful attorneys-in-fact, in his name and in the capacity indicated below, to execute the aforesaid Form 10-K.

     And the undersigned do hereby authorize and direct the said attorneys-in-fact, and either or both of them, to execute and deliver such other documents to the Securities and Exchange Commission and to take all such other action as they or either of them may consider necessary or advisable to the end that said Form
10-K shall comply with the Securities Exchange Act of 1934 and the applicable rules, rulings and regulations of the Securities and Exchange Commission.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents
this   26th   day of February, 1998.

     SUNDSTRAND CORPORATION




                                     By:   /s/ Robert H. Jenkins
                                     ------------------------------------
                                     Robert H. Jenkins
                                     Chairman of the Board, President and
                                     Chief Executive Officer


         (CORPORATE SEAL)

         ATTEST:


         /s/ Mary Ann Hynes
         -----------------------
         Mary Ann Hynes
         Secretary



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         SIGNATURE                TITLE
         -----------------------  ------------------------------------




         /s/ Robert H. Jenkins    Chairman of the Board, President and
         -----------------------
         Robert H. Jenkins        Chief Executive Officer and Director




         /s/ Paul Donovan         Executive Vice President and
         -----------------------
         Paul Donovan             Chief Financial Officer




         /s/ DeWayne J. Fellows   Vice President and Controller
         -----------------------
         DeWayne J. Fellows




         /s/ Richard A. Abdoo     Director
         -----------------------
         Richard A. Abdoo




         /s/ J. P. Bolduc         Director
         -----------------------
         J. P. Bolduc





         /s/ Ilene S. Gordon      Director
         ---------------------
         Ilene S. Gordon




         /s/ Gerald  Grinstein    Director
         ---------------------
         Gerald Grinstein



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                                                                EXHIBIT (24)



SIGNATURE              TITLE
---------------------  --------




/s/ Charles Marshall   Director
---------------------
Charles Marshall




/s/ Klaus H. Murmann   Director
---------------------
Klaus H. Murmann




/s/ Ward Smith         Director
---------------------
Ward Smith




/s/ Berger G. Wallin   Director
---------------------
Berger G. Wallin